UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2008

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ANPATH GROUP, INC.

 (Exact name of registrant as specified in its charter)

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Delaware	333-123655	20-1602779
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

116 Morlake Drive, Suite 201

Mooresville, NC 28117

 (Address of Principal Executive Office) (Zip Code)

(704) 658-3350

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01

Other Events.

Commencing on or about August 8, 2008, Anpath Group, Inc. (“Anpath”) distributed a notice of its September 9, 2008 annual meeting of stockholders, proxy statement and proxy card to its stockholders of record as of the close of business on July 21, 2008.  The notice of annual meeting of stockholders, the proxy statement and proxy card are provided as Exhibit 99.1 hereto.  Exhibit 99.1 is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission.  Such exhibit will not be incorporated by reference into any filing of Anpath with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Notice to stockholders, proxy statement and proxy card for the September 2008 annual meeting of stockholders of Anpath Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANPATH GROUP, INC.

By:	/s/ J. Lloyd Breedlove
J. Lloyd Breedlove President and Chief Executive Officer

Date:  August 11, 2008

Exhibit Index

Exhibit No.	Description
99.1	Notice to stockholders, proxy statement and proxy card for the September 2008 annual meeting of stockholders of Anpath Group, Inc.